UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 1, 2006
                                   -----------

                          NEW WORLD ENTERTAINMENT CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                         333-126748              98-0448154
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


        7251 West Lake Mead Boulevard, Suite 300, Las Vegas, Nevada     89128
               (Address of principal executive offices)              (Zip Code)

       (Registrant's telephone number, including area code) (888) 628-1949


                      Morningstar Industrial Holdings Corp.
                      Suite 1400, 1055 West Hastings Street
                   Vancouver, British Columbia, Canada V6E 2E9
         (Former name or former address, if changed since last report)

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     Morningstar Industrial Holdings Corp. (the "Company") filed Articles of Merger ("Articles") with the Secretary of State of the State of Nevada, effective as of May 1, 2006. The Articles were filed to effectuate a merger between New World Entertainment Corp., a Nevada corporation, and the Company, with Morningstar Industrial Holdings Corp. being the surviving entity, and to effect a name change of the Company from Morningstar Industrial Holdings Corp. to New World Entertainment Corp. As a result, the Company's quotation symbol changed from "MSIH.PK" to "NWWE.PK".

     The Articles are attached hereto as Exhibit 3.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.


              Not applicable.

(b) Pro Forma Financials statements.


              Not applicable.

(c) Shell company transactions.


              Not applicable.

(d) Exhibits.

Exhibit
Number                               Description
---------  ------------------------------------------------------------------
3.1 Articles of Merger filed on April 26, 2006 with the Nevada Secretary of State. (Filed herewith).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NEW WORLD ENTERTAINMENT CORP.


Date: May 4, 2006                             By: /s/ Michelle Dobson
                                                ----------------------------
                                                Michelle Dobson
                                                Director